Exhibit A-2

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF WEST VIRGINIA
AT BECKLEY

In re MASSEY ENERGY CO. SECURITIES LITIGATION This Document Relates To: ALL ACTIONS.	) ) ) ) ) ) ) )	Civil Action No. 5:10-cv-00689-ICB CLASS ACTION The Honorable Irene C. Berger

PROOF OF CLAIM AND RELEASE

I.	GENERAL INSTRUCTIONS
1.    To be eligible to receive a recovery from the Net Settlement Fund as a Member of the Settlement Class in the class action lawsuit entitled In re Massey Energy Co. Securities Litigation, No. 5:10-cv-00689-ICB, pending in the United States District Court for the Southern District of West Virginia, you must complete and, on page ___ below, sign this Proof of Claim and Release form. If you fail to submit a timely, properly completed and addressed (as set forth in paragraph 3 below) Proof of Claim, your claim may be rejected and you may be precluded from any recovery from the Net Settlement Fund created in connection with the Settlement of the Action.
2.    Submission of this Proof of Claim, however, does not ensure that you will share in the Net Settlement Fund, even if you are a Settlement Class Member.

3.    YOU MUST SUBMIT YOUR COMPLETED AND SIGNED PROOF OF CLAIM SUCH THAT IT IS POSTMARKED OR RECEIVED ON OR BEFORE ___________, 2014, ADDRESSED AS FOLLOWS:
In re Massey Energy Co. Securities Litigation
Claims Administrator
c/o _________________
____________________
_____________
Phone: ____-____-____; Fax: ____-____-_____

If you are NOT a Member of the Settlement Class (as defined below and in the Notice of Pendency of Class Action and Proposed Settlement and Motion for Attorneys’ Fees and Expenses (“Notice”)) DO NOT submit this Proof of Claim form. You are not entitled to a recovery.
4.    If you are a Member of the Settlement Class and you have not timely and validly requested to be excluded from the Settlement Class, you will be bound by the terms of the Final Order and Judgment entered by the Court, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM.
II.    DEFINITIONS
1.    All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Notice that accompanies this Proof of Claim and in the Stipulation and Agreement of Settlement, dated February 5, 2014 (the “Stipulation”).

III.	IDENTIFICATION OF CLAIMANT
1.    You are a Settlement Class Member if you, between February 1, 2008 and July 27, 2010, inclusive, purchased or otherwise acquired shares of the common stock of Massey Energy Company (n/k/a Alpha Appalachian Holdings, Inc.) (“Massey” or the Company”) and were damaged thereby and are not an Excluded Person. Excluded from the Settlement Class are: (i) Defendants; (ii) ANR; (iii) the officers and directors of Massey during the Class Period; (iv) all of Massey’s subsidiaries during the Class Period; (v) members of the immediate families of any excluded Person; (vi) the legal representatives, heirs, successors or assigns of any excluded Person; (vii) any entity in which any Defendant or ANR has or had a controlling interest; and (viii) any Person who would otherwise be a Settlement Class Member but who properly excludes himself, herself, or itself by filing a valid and timely request for exclusion in accordance with the requirements set forth in the Notice.
2.    If you purchased or acquired the common stock of Massey during the Class Period and held the stock in your name, you are the beneficial purchaser or acquirer as well as the record purchaser or acquirer. If, however, you purchased or otherwise acquired Massey common stock during the Class Period through a third party, such as a nominee or brokerage firm, and the shares were registered in the name of that third party, you are the beneficial purchaser or acquirer of these shares, but the third party is the record purchaser or acquirer of these shares.
3.    Use Part I of this form entitled “Claimant Identification” to identify each beneficial purchaser or acquirer of Massey common stock that forms the basis of this claim, as well as the purchaser or acquirer of record if different. THIS CLAIM MUST BE SUBMITTED BY THE ACTUAL BENEFICIAL PURCHASER(S), OR AUTHORIZED ACQUIRER(S) OR LEGAL

REPRESENTATIVE(S) OF SUCH BENEFICIAL PURCHASER(S) OR ACQUIRER(S), OF THE MASSEY COMMON STOCK ON WHICH THIS CLAIM IS BASED.
4.    All joint beneficial purchasers or acquirers must sign this claim. Executors, administrators, guardians, conservators and trustees must complete and sign this claim on behalf of Persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or employer identification) number and telephone number of one of the beneficial owner(s) may be used in verifying this claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of your claim.

IV.	IDENTIFICATION OF TRANSACTION(S)
1.    Use Part II of this form entitled “Schedule of Transactions in Massey Common Stock” to supply all required details of your transaction(s) in Massey common stock. If you need more space or additional schedules, attach separate sheets providing all of the required information in substantially the same form. Sign and print or type your name and include your Social Security or employer identification number and the full name of the account on each additional sheet.
2.    On the schedules, provide all of the requested information with respect to: (i) all of your holdings of Massey common stock as of the beginning of trading on February 1, 2008; (ii) all of your purchases, acquisitions, and sales of Massey common stock which took place at any time beginning February 1, 2008 through, and including, [____]; and (iii) proof of your holdings in Massey common stock as of the close of trading on [____] whether such purchases, acquisitions, sales or transactions resulted in a profit or a loss. Failure to report all such transactions may result in the rejection of your claim.

3.    List each purchase, acquisition, sale, and transaction in the Class Period separately and in chronological order, by trade date, beginning with the earliest. You must accurately provide the month, day, and year of each such transaction you list.
4.    Copies of broker confirmations or other documentation of your purchases, acquisitions, sales or transactions in Massey common stock must be attached to your claim. DO NOT SEND ORIGINALS. Failure to provide this documentation could delay verification of your claim or result in rejection of your claim. The Settling Parties and the Claims Administrator do not independently have information about your investments in Massey’s common stock. The Claims Administrator may also request additional information as needed to efficiently and reliably calculate your losses.

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF WEST VIRGINIA
AT BECKLEY

In re Massey Energy Co. Securities Litigation
No. 5:10-cv-00689-ICB
PROOF OF CLAIM FORM

Must be Postmarked or Received No Later Than:
___________, 2014

Please Type or Print

PART I: CLAIMANT IDENTIFICATION

Beneficial Owner’s Name (First, Middle, Last)

Street Address

City	State	Zip Code

Foreign Province	Foreign Country

Social Security Number or Number or
Employer Identification Number

Check appropriate box:
O Individual or Sole Proprietor	O Pension Plan	O Estate
O Corporation	O Partnership	O Trust	O Joint Owners
O IRA	O Other

(work)
Area Code	Telephone Number

(home)
Area Code	Telephone Number

E-mail address		Facsimile Number

Were your shares held in “street name” (i.e., in the name of a stock broker or other nominee)? If so, that broker or nominee is the Record Owner and you are required to fill in the following line.

Record Owner’s Name (if different from beneficial owner listed above); e.g., brokerage firm, bank, nominee, etc.

PART II:	SCHEDULE OF TRANSACTIONS IN MASSEY COMMON STOCK

A.	Number of shares of Massey common stock held at the beginning of trading on February 1, 2008: ________________________

B.	Purchases or other acquisitions, including by way of exchange, conversion or otherwise (on or after February 1, 2008 through and including July 27, 2010) of Massey common stock:

Trade Date Month/Day/Year	Number of Shares Purchased or Acquired	Price Per Share	Total Purchase Price*
1.
2.
3.
4.
5.

C.	Sales or other deliveries, including by way of exchange or otherwise (on or after February 1, 2008 through and including [____]) of Massey common stock:

Trade Date Month/Day/Year	Number of Shares Sold	Price Per Share	Total Sale Price*
1.
2.
3.
4.
5.
* Excluding taxes, fees and commissions.

D.	Number of shares of Massey common stock held at the close of trading on [____]: ________________________

If you require additional space, attach extra schedules in the same format as above. Sign and print your name and include your Social Security or employer identification number and full account name on each additional page.
YOU ARE NOT FINISHED, PLEASE READ THE RELEASE AND SIGN ON PAGE ____ BELOW. FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM.

III.	SUBMISSION TO THE JURISDICTION OF THE COURT AND ACKNOWLEDGMENTS
I (We) submit this Proof of Claim under the terms of the Stipulation and Agreement of Settlement described in the Notice. I (We) also submit to the jurisdiction of the United States District Court for the Southern District of West Virginia with respect to my (our) claim as a Settlement Class Member and for purposes of enforcing the release set forth herein. I (We) further acknowledge that I (we) will be bound by and subject to the terms of any Final Order and Judgment that may be entered in the Action. I (We) agree to furnish additional information to the Claims Administrator to support this claim if requested to do so. I (We) have not submitted any other claim covering the same purchases, acquisitions or sales or holdings of Massey common stock during the Class Period and know of no other Person having done so on my (our) behalf.

IV.	RELEASE
1.    I (We) hereby acknowledge full and complete satisfaction of, and do hereby fully, finally and forever settle, release and discharge from the Released Claims each and all of the Defendant Released Parties as those terms and terms related thereto are defined in the accompanying Notice.
2.    This release shall be of no force or effect unless and until the Court approves the Stipulation and the Effective Date (as defined in the Stipulation) has occurred.

3.    I (We) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this release or any other part or portion thereof.
4.    I (We) hereby warrant and represent that I (we) have included information about all of my (our) purchases, acquisitions, and sales and other transactions in Massey common stock which occurred during the Class Period and the number of shares and/or notes held by me (us) at the beginning of trading on February 1, 2008, and at the close of trading on [date].
5.    I (We) hereby warrant and represent that I am (we are) not excluded from the Settlement Class as defined herein and in the Notice.
CERTIFICATION
UNDER THE PENALTY OF PERJURY, I (WE) CERTIFY THAT:

1.	The number(s) shown on this form is (are) my (our) correct SSN, TIN or EIN;

2.	I am/we are not subject to backup tax withholding. (If you have been notified by the IRS that you are subject to backup tax withholding, strike out the previous sentence); and
3.    The foregoing information supplied by the undersigned is true and correct.
Executed this _____ day of ________________, in __________________, _________________.
(Month / Year)         (City)      (State / Country)

(Sign your name here)

(Type or print your name here)

(Capacity of person(s) signing, e.g., Beneficial Purchaser, Executor or Administrator)

ACCURATE CLAIMS PROCESSING TAKES A
SIGNIFICANT AMOUNT OF TIME.
THANK YOU FOR YOUR PATIENCE.
Reminder Checklist:

1.	Please sign the above release and certification. If this claim is being made on behalf of joint claimants, both must sign.

2.	Remember to attach supporting documentation. Do not highlight the Proof of Claim form or supporting documentation.

3.	Do not send original stock certificates or other original documentation; please send only copies. These items cannot be returned to you by the Claims Administrator.

4.	Keep a copy of your Proof of Claim form for your records.

5.
The Claims Administrator will acknowledge receipt of your Proof of Claim by mail, within 60 days. Your claim is not deemed by the Claims Administrator to be submitted unless you receive an acknowledgement postcard. If you do not receive an acknowledgement postcard within 60 days, please call the Claims Administrator. Also, you can submit your claim using a service that provides you with proof of mailing, such as: registered or certified mail, return receipt requested; express mail that does not waive signature; or courier service.

6.	If you move and/or change your name, please inform the Claims Administrator of your new address and/or name.

THIS PROOF OF CLAIM FORM MUST BE POSTMARKED NO LATER THAN ______, 2014, AND MUST BE MAILED TO:

IN RE MASSEY ENERGY CO. SECURITIES LITIGATION
c/o [Claims Administrator]
_______________
_______________